United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: September 14, 2026

(Date of Earliest Event Reported)

Piedmont Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34626	58-2328421
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector Ste. 450

Atlanta, Georgia 30342

(Address of principal executive offices)

(770) 418-8800

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 14, 2026, Piedmont Realty Trust, Inc. (the “Company”) issued a press release announcing the pricing of the previously announced offering of $200,000,000 aggregate principal amount of 2.875% exchangeable senior notes due 2031 (the “Notes”) of its operating partnership, Piedmont Operating Partnership, LP to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company will fully and unconditionally guarantee the Notes on a senior, unsecured basis. The issuance and sale of the notes are scheduled to settle on September 17, 2026, subject to customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the shares of the Company’s common stock, if any, issuable upon exchange of the Notes.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated. Therefore, such statements are not intended to be a guarantee of the Company`s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or similar words or phrases that indicate predictions of future events or trends or that do not relate solely to historical matters. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on information available at the time the statements are made.

The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: economic, regulatory, socio-economic, technological (e.g., artificial intelligence and machine learning, virtual meeting platforms, etc.), and other changes that impact the real estate market generally, the office sector or the patterns of use of commercial office space in general, or the markets where we primarily operate or have high concentrations of revenue; the impact of competition on our efforts to renew existing leases or re-let space on terms similar to existing leases; lease terminations, lease defaults, lease contractions, or changes in the financial condition of our tenants, particularly by one of our large tenants; impairment charges on our long-lived assets or goodwill resulting therefrom; the success of our real estate strategies and investment objectives, including our ability to implement successful redevelopment and development strategies or identify and consummate suitable acquisitions and divestitures; the illiquidity of real estate investments, including economic changes, such as fluctuating interest rates, costs of construction, improvements and redevelopments, and available financing, which could impact the number of buyers/sellers of our target properties, and regulatory restrictions to which real estate investment trusts (“REITs”) are subject and the resulting impediment on our ability to quickly respond to adverse changes in the performance of our properties; the risks and uncertainties associated with our acquisition and disposition of properties, many of which risks and uncertainties may not be known at the time of acquisition or disposition; development and construction delays, including the potential of supply chain disruptions, and resultant increased costs and risks; future acts of terrorism, civil unrest, or armed hostilities in any of the major metropolitan areas in which we own properties; risks related to the occurrence of cybersecurity incidents, including cybersecurity incidents against us or any of our properties, vendors, or tenants, or a deficiency in our identification, assessment or management of cybersecurity threats impacting our operations and the public’s reaction to reported cybersecurity incidents, including the reputational impact on our business and value of our common stock; costs of complying with governmental laws, regulations and policies, including environmental standards imposed on office building owners; uninsured losses or losses in excess of our insurance coverage, and our inability to obtain adequate insurance coverage at a reasonable cost; additional risks and costs associated with directly managing properties occupied by government tenants, such as potential changes in the political environment, a reduction in federal or state funding of our governmental tenants, government layoffs or an increased risk of default by government tenants during periods in which state or federal governments are shut down or on furlough; significant price and volume fluctuations in the public markets, including on the exchange on which we listed our common stock; risks associated with incurring mortgage and other indebtedness, including changing capital reserve requirements on our lenders and rising interest rates for new debt financings; a downgrade in our credit ratings, the credit ratings of Piedmont Operating Partnership, LP (the “Operating Partnership”) or the credit ratings of our or the Operating Partnership’s unsecured debt securities, which could, among other effects, trigger an increase in the stated rate of one or more of our unsecured debt instruments; the effect of future offerings of debt or equity securities on the value of our common stock; additional risks and costs associated with adverse U.S. global and economic conditions, inflation and potential increases in the rate of inflation, including the impact of a possible recession, uncertainty and volatility in financial markets, and any changes in governmental rules, regulations, and fiscal policies; uncertainties associated with environmental and regulatory matters; changes in the financial condition of our tenants directly or indirectly resulting from geopolitical developments that could negatively affect important supply chains and international trade, the termination or threatened termination of existing international trade agreements, or the implementation of tariffs or retaliatory tariffs on imported or exported goods; the effect of any litigation to which we are, or may become, subject; additional risks and costs associated with owning properties occupied by tenants in particular industries, such as oil and gas, hospitality, travel, co-working, etc., including risks of default during start-up and during economic downturns; changes in tax laws impacting REITs and real estate in general, as well as our ability to continue to qualify as a REIT under the Internal Revenue Code of 1986, as amended, or other tax law changes which may adversely affect our stockholders; the future effectiveness of our internal controls and procedures; and other factors, including the risk factors discussed under Item 1A. of our Annual Report on Form 10-K for the year ended December 31, 2025.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Company cannot guarantee the accuracy of any such forward-looking statements contained in this Form 8-K, and the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 14, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2026	Piedmont Realty Trust, Inc.

	By:	/s/ Sherry L. Rexroad
Sherry L. Rexroad
Chief Financial Officer and Executive Vice President